UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2021

RELIANT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56012	47-2200506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12343 Hymeadow Drive, Suite 3-A Austin, Texas 78750
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (512) 407-2623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Effective on June 15, 2021, Reliant Holdings, Inc. (“we”, “us” or the “Company”) issued 1,000 shares of its newly designated shares of Series A Preferred Stock (the rights associated with such Series A Preferred Stock are described in greater detail under Item 5.03, which information is incorporated by reference into this Item 5.01), to Elijah May, the Company’s Chief Executive Officer and sole director in consideration for services rendered and to be rendered to the Company. Such shares of Series A Preferred Stock vote in aggregate fifty-one percent (51%) of the total vote on all shareholder matters, voting separately as a class, as discussed in greater detail below under Item 5.01. Notwithstanding such voting rights, no change in control of the Company was deemed to have occurred in connection with the issuance since Mr. May controls the vote of 59.1% of the Company’s outstanding common stock and therefore controlled the Company prior to such issuance.

We claim an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of the shares of Series A Preferred Stock discussed above pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act, since the transaction did not involve a public offering, the recipient was an “accredited investor”, and acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 3.03 Material Modification to Rights of Security Holders.

The information and disclosures set forth in Item 5.03 hereof are incorporated by reference into this Item 3.03 in their entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Reliant Holdings, Inc. 2021 Equity Incentive Plan

On June 14, 2021, Elijah May, the sole member of the Board of Directors of the Company approved and adopted the Company’s 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) nonqualified stock options; (ii) restricted stock; (iii) stock awards; (iv) shares in performance of services; or (v) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Board of Directors in its discretion shall deem relevant. A total of 2,500,000 shares are authorized for awards under the 2021 Plan. No incentive stock options are eligible to be granted under the 2021 Plan and no shareholder approval is required for the adoption of such plan, which became effective upon approval by the sole director.

The above description of the 2021 Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2021 Plan, which is attached as Exhibit 10.1 hereto and is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2021, Elijah May, as the sole member of the Board of Directors of the Company, approved the filing of a Certificate of Designation of the Company’s Series A Preferred Stock (the “Series A Preferred Stock” and the “Series A Designation”), with the Secretary of State of Nevada, which designation was filed with, and became effective with, the Secretary of State of Nevada on June 15, 2021. The Series A Designation designated 1,000 shares of Series A Preferred Stock, the rights of which are discussed in greater detail below:

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Series A Preferred Stock

The Series A Designation provides for the Series A Preferred Stock to have the following rights:

Dividend Rights. The Series A Preferred Stock do not accrue dividends.

Liquidation Preference. The Series A Preferred Stock have no liquidation preference.

Conversion Rights. The Series A Preferred Stock have no conversion rights.

Voting Rights. For so long as any shares of Series A Preferred Stock remain issued and outstanding, the holders thereof, voting separately as a class, have the right to vote on all shareholder matters (including, but not limited to at every meeting of the stockholders of the Company and upon any action taken by stockholders of the Company with or without a meeting) equal to fifty-one percent (51%) of the total vote (the “Total Series A Vote” and the “Voting Rights”). For example, if there are 10,000 shares of the Company’s common stock issued and outstanding at the time of a shareholder vote, the holders of the Series A Preferred Stock, voting separately as a class, will have the right to vote an aggregate of 10,400 shares, out of a total number of 24,000 shares voting.

Additionally, so long as Series A Preferred Stock is outstanding, the Company shall not, without the affirmative vote of the holders of at least 66-2/3% of all outstanding shares of Series A Preferred Stock, voting separately as a class (i) amend, alter or repeal any provision of the Articles of Incorporation or the Bylaws of the Company so as to adversely affect the designations, preferences, limitations and relative rights of the Series A Preferred Stock, (ii) effect any reclassification of the Series A Preferred Stock, (iii) designate any additional series of preferred stock, the designation of which adversely effects the rights, privileges, preferences or limitations of the Series A Preferred Stock; or (iv) amend, alter or repeal any provision of the Series A Designation (except in connection with certain non-material technical amendments).

Redemption Right. The Company has the option in its sole discretion, at any time, with the approval of holders holding a majority of the outstanding shares of Series A Preferred Stock and the unanimous consent or approval of the Board of Directors of the Company, to redeem any outstanding shares of Series A Preferred Stock of the Company, by paying the holders a redemption price of $1.00 per share for each such Series A Preferred Stock share redeemed.

Protective Provisions. Subject to the rights of series of preferred stock which may from time to time come into existence, so long as any shares of Series A Preferred Stock are outstanding, the Company cannot without first obtaining the approval (by written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class:

(a) Issue any additional shares of Series A Preferred Stock after the original issuance of shares of Series A Preferred Stock;

(b) Increase or decrease the total number of authorized or designated shares of Series A Preferred Stock;

(c) Effect an exchange, reclassification, or cancellation of all or a part of the Series A Preferred Stock;

(d) Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series A Preferred Stock; or

(e) Alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series, including the rights set forth in the Series A Designation.

 * * * * *

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The description of the Series A Designation above is not complete and is qualified in its entirety by the full text of the Series A Designation, filed herewith as Exhibit 3.1, which is incorporated by reference in this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1*

Certificate of Designations of Reliant Holdings, Inc., Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series A Preferred Stock, filed with the Secretary of State of Nevada on June 15, 2021

10.1*	Reliant Holdings, Inc. 2021 Equity Incentive Plan

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

RELIANT HOLDINGS, INC.

Date: June 16, 2021	By:	/s/ Elijah May
Elijah May
Chief Executive Officer

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